[LOGO] Merrill Lynch  Investment Managers

Annual Report

October 31, 2001

MuniYield
Quality
Fund II, Inc.

www.mlim.ml.com

                         MUNIYIELD QUALITY FUND II, INC.

A Special Message to Shareholders

               THE U.S. ECONOMY & THE AFTERMATH OF SEPTEMBER 11th

        A Perspective from Bob Doll, President & Chief Investment Officer
                   Of Merrill Lynch Investment Managers, L.P.

For Americans, the world was changed forever on September 11th. In looking for some perspective, I have been reassured by my belief that the pride of America is its people and its economy. In the wake of this attack, there has been no question about the mettle of Americans--across the country, they have risen to the occasion again and again by helping the victims and raising the flag. But there are many important questions about the American economy, the engine of our way of life, that have yet to be answered, indeed, that may take months to answer.

During the coming days, weeks and months, navigating a course through the financial markets will be challenging. The resolve of Americans and the U.S. Government will be tested. But history tells us that Americans and America are resilient. And we know that the market will eventually rally. As President Bush told the nation in his speech on September 20th, "Terrorists attacked a symbol of prosperity. They did not touch its source. America is successful because of the hard work and creativity and enterprise of our people. They were the true strengths of our economy before September 11th and they are our strengths today."

For the rest of this year at least, the main event will be a market of tug-of-war as consumer demand shock vies with proactive monetary and fiscal policies from the Fed and government, which may pump as much as $100 billion into the economy. Where we go and when we get there will depend on the government's ability to reinvigorate consumer and business confidence. Eventually, the market will get back to focusing on the basics--economic and earnings fundamentals.

There is no doubt that these are extraordinarily trying times. But we have been through trying times before, and the economy has always emerged stronger than ever. We have no reason to believe this time will be any different.

                               MuniYield Quality Fund II, Inc., October 31, 2001

DEAR SHAREHOLDER

The Board of Directors of MuniYield Quality Fund II, Inc. recently approved a change to the Fund's investment strategy. Effective immediately, at least 80% of the Fund's assets must be invested in insured municipal bonds under normal circumstances. In addition, the Fund may not invest in below investment-grade securities.

For the year ended October 31, 2001, the Common Stock of MuniYield Quality Fund II, Inc. earned $0.737 per share income dividends, which included earned and unpaid dividends of $0.063. This represents a net annualized yield of 5.58%, based on a month-end net asset value of $13.21 per share. During the same period, the total investment return on the Fund's Common Stock was +13.47%, based on a change in per share net asset value from $12.39 to $13.21, and assuming reinvestment of $0.740 per share income dividends.

For the six-month period ended October 31, 2001, the total investment return on the Fund's Common Stock was +9.60%, based on a change in per share net asset value from $12.43 to $13.21, and assuming reinvestment of $0.368 per share income dividends.

For the six-month period ended October 31, 2001, the Fund's Auction Market Preferred Stock had an average yield of 2.51% for Series A, 2.52% for Series B and 2.49% for Series C.

The Municipal Market Environment

Throughout most of the six-month period ended October 31, 2001, long-term interest rates generally declined. Continued weak economic activity and declining equity markets led the Federal Reserve Board to lower short-term interest rates 100 basis points (1.00%) from May to August. These actions were taken largely to boost both economic activity and consumer confidence. By early September there were a number of, albeit few, indications pointing toward the beginning of a US economic recovery. However, immediately following the tragedy of the World Trade Center and Pentagon attacks, all such indications effectively vanished. After anemic economic growth of just 0.3% during the second quarter of 2001 and -0.4% for the third quarter of 2001, US gross domestic product is widely expected to be negative for the remainder of the year and perhaps into early 2002. The Federal Reserve Board quickly lowered short-term interest rates an additional 50 basis points immediately following the attacks, just prior to the reopening of the stock exchanges. This marked the eighth time this year the Federal Reserve Board had eased monetary conditions. Despite the events of September 11, the Federal Reserve Board noted that the nation's long-term economic prospects remained favorable.

Initially, long-term interest rates rose during the days following the September 11 attacks. The quick response by both Federal and state governments to stabilize, aid and restore US business activities promptly improved fixed-income investors' confidence. Investor attention again focused on weak US economic fundamentals and, on a financial environment further impaired by the economic losses resulting from the attacks. In addition to the immediate loss of four days of equity trading and air transportation, including air cargo transfers, US consumer confidence was expected to be severely shaken, resulting in weaker consumer spending and, eventually, diminished business manufacturing. By September 30, 2001, US Treasury bond yields declined to 5.42%, their approximate level before the September attacks.

In early October, the Federal Reserve Board lowered short-term interest rates an additional 50 basis points to a target of 2.50%, the lowest rate in nearly 40 years. US economic reports continued to be very weak, pushing US equity prices lower in early October and bond prices higher. US military reprisals in Afghanistan also helped to support higher bond prices as investors sought the safe haven of US Treasury obligations. At October 31, 2001, the US Treasury announced that it would no longer issue 30-year maturity bonds, triggering an explosive fixed-income rally as investors scrambled to purchase soon-to-be unavailable issues. By the end of October, long-term US Treasury bond yields fell to 4.87%, declining more than 90 basis points during the last six months and more than 50 basis points in October 2001.

The municipal bond market displayed a very similar pattern during the October period. Long-term tax-exempt bond yields had generally declined through early September as strong investor demand easily outweighed sizable increases in new bond issuance. The disruption in the financial markets following the September 11 attacks also served to push tax-exempt bond yields higher. The municipal bond market was able to reorganize operations quickly, and tax-exempt bond yields were able to decline in conjunction with US Treasury bond yields for the remainder of the period. While municipal bond yields were unable to match the dramatic declines witnessed in the US Treasury market, tax-exempt bond prices rose strongly during late October. For the six months ended October 31, 2001, as measured by the Bond Buyer Revenue Bond Index, long-term municipal bond yields stood at 5.23%, a decline of 40 basis points and approximately 20 basis points during October.

Increased investor demand was the driving force for much of the municipal bond market's performance during the period. Investors received more than $60 billion in coupon income payments and monies from maturities and early redemptions this past June and July 2001. Also, a number of mutual fund families raised more than $2.5 billion in new closed-end tax-exempt bond funds during the summer. Perhaps most importantly, short-term municipal rates continued to move lower in response to Federal Reserve Board actions. Seasonal tax pressures in March and April 2001 kept short-term municipal rates artificially high, although not as high as in recent years. As these pressures abated, short-term municipal rates declined to approximately 2%. As interest rates declined, investors extended maturities to take advantage of the steep municipal bond yield curve. All of these factors contributed to a very positive technical environment for municipal bonds in recent months. Much of this positive environment can be expected to continue in the coming months.

Recent investor demand has been strong enough to easily outweigh the continued dramatic increase in new tax-exempt bond issuance. Historically low municipal bond yields continued to allow municipalities to refund outstanding, high-couponed debt. For the six months ended October 31, 2001, more than $145 billion in long-term tax-exempt bonds was issued, an increase of nearly 40% compared to the same period a year ago. During the October 31, 2001 quarter, tax-exempt bond issuance remained sizable with almost $70 billion in long-term municipal bonds underwritten, an increase of more than 30% compared to the October 31, 2000 quarter. Municipalities issued nearly $30 billion in tax-exempt bonds during October 2001, an increase of more than 45% compared to October 2000 issuance.

Interest rates are likely to remain near current levels, or perhaps move slightly lower, as we expect US economic conditions to remain very weak. However, in the coming months, business activity is likely to accelerate, perhaps significantly. Immediately after the September 11 attacks, the Federal Government announced a $45 billion aid package for New York City, Washington, DC and the airline industry, with additional fiscal aid packages expected. The military response to these attacks will continue to require sizable increases in Defense Department spending. Eventually, this governmental spending should result in increased US economic activity, particularly in the construction and defense industries. This governmental stimulus, in conjunction with the actions already taken by the Federal Reserve Board, can be expected to generate significant increases in US gross domestic product growth some time in 2002.

As inflationary pressures are expected to remain well-contained going forward, increased economic activity need not result in significant increases in long-term bond yields. Also, throughout much of 2001, the municipal bond market exhibited far less volatility than its taxable counterparts. Since the strong technical position that supported the tax-exempt bond market's performance this year can be expected to continue going forward, any potential increases in municipal bond yields also can be expected to be minimal.

Portfolio Strategy

We entered the period with the Fund fully invested in municipal bonds with a relatively high-credit profile. We structured the Fund's position toward the defensive side, with investments largely in premium coupon issues and intermediate maturities. We adopted


                                      2 & 3

                               MuniYield Quality Fund II, Inc., October 31, 2001

this structure in response to the aggressive fiscal and monetary stimulus intended to generate increased economic growth. During the period, despite additional significant monetary stimulus, the US economy failed to exhibit favorable momentum. Consequently, we adopted a more positive outlook toward the municipal bond market. We maintained the Fund's fully invested status throughout the period in an effort to enhance shareholder income and upgraded its already strong credit profile. At October 31, 2001, 94.9% of the Fund's assets were invested in securities rated A or better by at least one of the major bond rating agencies and more than 80% of the Fund's assets were invested in securities insured by AAA-rated municipal bond insurers.

The 400 basis point decline in short-term interest rates engineered by the Federal Reserve Board in 2001 resulted in a material decrease in the Fund's borrowing cost into the 2% range. This decline, in combination with a steep tax-exempt yield curve, generated a substantial income benefit to the Fund's Common Stock shareholders from the leveraging of the Preferred Stock. Additional limited declines in short-term interest rates are expected this year, which should lead to lower borrowing costs for the Fund and additional income for the Fund's Common Stock shareholders from the leveraging of the Preferred Stock. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline and the yield to the Fund's Common Stock shareholders will be reduced. (For a complete explanation of the benefits and risks of leveraging, see page 5 of this report to shareholders.)

Looking ahead, we expect to remain essentially fully invested and retain or improve the current credit quality profile. We will continue to seek opportunities for the Fund in the market provided by new municipal issuance to structure the portfolio more favorably. We also expect to pursue opportunities to adopt a more aggressive stance given the favorable backdrop of low inflation and declining economic growth.

In Conclusion

We appreciate your ongoing interest in MuniYield Quality Fund II, Inc., and we look forward to serving your investment needs in the months and years to come.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Michael Kalinoski

Michael Kalinoski
Vice President and Portfolio Manager

November 30, 2001

THE BENEFITS AND RISKS OF LEVERAGING

MuniYield Quality Fund II, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.


                                      4 & 5

                               MuniYield Quality Fund II, Inc., October 31, 2001

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                           S&P   Moody's  Face
STATE                    Ratings Ratings Amount     Issue                                                                    Value
====================================================================================================================================
Arizona--1.2%            AAA     Aaa    $ 2,000     Maricopa County, Arizona, Stadium District Revenue Bonds, 5.75% due
                                                    7/01/2016 (e)                                                           $  2,135
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      2,750     Mesa, Arizona, GO, 6.50% due 7/01/2011 (b)                                 3,348
====================================================================================================================================
California--4.4%         AAA     Aaa      7,500     Alameda Corridor, California, Transportation Authority Revenue Bonds,
                                                    Series 1999-A, 5.402%** due 10/01/2030 (e)                                 1,616
                         -----------------------------------------------------------------------------------------------------------
                         AAA     NR*      2,500     California Health Facilities Finance Authority Revenue Bonds (Kaiser
                                                    Permanente), RIB, Series 26, 8.77% due 6/01/2022 (c)(h)                    2,783
                         -----------------------------------------------------------------------------------------------------------
                         A1+     NR*        800     California Pollution Control Financing Authority, PCR, Refunding
                                                    (Pacific Gas and Electric), VRDN, AMT, Series B, 2.35% due 11/01/2026
                                                    (i)                                                                          800
                         -----------------------------------------------------------------------------------------------------------
                         NR*     Aaa      2,000     California State, GO, Refunding, RIB, Series 470X, 9.69% due 2/01/2010
                                                    (e)(h)                                                                     2,633
                         -----------------------------------------------------------------------------------------------------------
                         AAA     NR*      6,250     Los Angeles, California, Water and Power Revenue Refunding Bonds,
                                                    DRIVERS, Series 185, 8.391% due 7/01/2013 (e)(h)                           7,534
                         -----------------------------------------------------------------------------------------------------------
                         AA      Aa3      3,650     Sacramento County, California, Sanitation District Financing
                                                    Authority, Revenue Refunding Bonds, Trust Receipts, Class R, Series A,
                                                    9.789% due 12/01/2019 (h)                                                  4,358
====================================================================================================================================
Colorado--10.6%          AAA     Aaa     16,250     Colorado Department of Transit, TRAN, 6% due 6/15/2015 (a)                18,479
                         -----------------------------------------------------------------------------------------------------------
                                                    Colorado Housing and Finance Authority, Revenue Refunding Bonds:
                         AAA     Aaa      3,000       AMT, Series E-2, 7% due 2/01/2030 (e)                                    3,436
                         AAA     NR*      1,940       (S/F Program), AMT, Series A-2, 6.45% due 4/01/2030 (e)                  2,172
                         AAA     Aaa      3,000       (S/F Program), AMT, Series A-2, 6.50% due 8/01/2031 (e)                  3,389
                         AAA     NR*      3,470       (S/F Program), AMT, Series B-2, 5.20% due 2/01/2031 (e)                  3,904
                         AAA     Aaa      1,720       (S/F Program), AMT, Series C-1, 7.65% due 12/01/2025 (e)(j)              1,842
                         AAA     NR*      5,320       (S/F Program), Series B-3, 5.20% due 8/01/2017 (c)                       5,946
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      2,000     Jefferson County, Colorado, School District Number R-001, GO, Series
                                                    A, 5.50% due 12/15/2014 (b)                                                2,163
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      4,845     Pueblo County, Colorado, Pueblo Rural School District Number 070, GO,
                                                    6% due 12/01/2009 (b)(g)                                                   5,625
====================================================================================================================================
Connecticut--6.3%        AAA     NR*      5,550     Connecticut State, GO, Series A, 6% due 4/15/2016 (c)                      6,324
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      1,400     Connecticut State Health and Educational Facilities Authority, Revenue
                                                    Refunding Bonds (Yale University), RIB, 9.515% due 6/10/2030 (h)           1,489
                         -----------------------------------------------------------------------------------------------------------
                                                    Connecticut State Regional Learning Educational Service Center Revenue
                                                    Bonds (Office/Education Center Facility):
                         NR*     NR*        860       7.50% due 2/01/2005                                                        881
                         NR*     NR*      1,100       7.75% due 2/01/2015                                                      1,164
                         -----------------------------------------------------------------------------------------------------------
                         AAA     NR*      9,325     Connecticut State Resource Recovery Authority, Revenue Refunding
                                                    Bonds, DRIVERS, Series 187, 8.79% due 11/15/2011 (e)(h)                   10,958
                         -----------------------------------------------------------------------------------------------------------
                         NR*     Aaa      2,750     Connecticut State Special Tax Obligation Revenue Bonds, RIB, Series
                                                    372, 9.74% due 12/01/2017 (b)(h)                                           3,416
                         -----------------------------------------------------------------------------------------------------------
                         AAA     NR*      3,000     Connecticut State Special Tax Obligation Revenue Refunding Bonds,
                                                    DRIVERS, Series 168, 9.809% due 10/01/2009 (e)(h)                          3,926
====================================================================================================================================
Georgia--2.7%            AAA     Aaa      7,850     Atlanta, Georgia, Airport Revenue Refunding Bonds, Series A, 5.875%
                                                    due 1/01/2017 (b)                                                          8,601
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      3,000     Georgia Municipal Electric Authority, Power Revenue Refunding Bonds,
                                                    Series Z, 5.50% due 1/01/2020 (e)                                          3,301
====================================================================================================================================
Illinois--6.6%           AAA     Aaa      3,500     Chicago, Illinois, Gas Supply Revenue Refunding Bonds (People's Gas,
                                                    Light & Coke), Series A, 6.10% due 6/01/2025 (a)                           3,805
                         -----------------------------------------------------------------------------------------------------------
                         NR*     Aaa      2,500     Cook County, Illinois, Community Consolidated School District Number
                                                    146, Tinley Park, GO, 9% due 12/01/2016 (b)                                3,669
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa     10,000     Illinois Regional Transportation Authority Revenue Bonds, 6.50% due
                                                    7/01/2026 (e)                                                             12,408
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      3,000     Illinois State, GO, First Series, 6% due 1/01/2013 (b)                     3,403
                         -----------------------------------------------------------------------------------------------------------
                         NR*     Aaa      6,000     Illinois Student Assistance Commission, Student Loan Revenue Refunding
                                                    Bonds, AMT, Senior Series BB, 6.75% due 3/01/2015                          6,152
====================================================================================================================================
Indiana--1.4%            AAA     NR*      2,675     Indiana Bond Bank Revenue Bonds, Guarantee State Revolver, 6.75% due
                                                    2/01/2017 (a)                                                              3,008
                         -----------------------------------------------------------------------------------------------------------
                         AA      NR*      3,100     Indianapolis, Indiana, Local Public Improvement Bond Bank Revenue
                                                    Refunding Bonds, Series D, 6.75% due 2/01/2020                             3,313
====================================================================================================================================
Kansas--3.7%             AAA     NR*      6,650     Sedgwick and Shawnee Counties, Kansas, S/F Mortgage-Backed Revenue
                                                    Bonds, AMT, Series A-2, 7.60% due 12/01/2031 (d)(e)                        7,679
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      3,000     Sedgwick and Shawnee Counties, Kansas, S/F Mortgage-Backed Revenue
                                                    Refunding Bonds, AMT, Series B-2, 5.125% due 12/01/2033 (e)(k)             3,298
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      4,955     Sedgwick and Shawnee Counties, Kansas, S/F Revenue Bonds, AMT, Series
                                                    A-1, 6.875% due 12/01/2026 (d)(e)                                          5,671
====================================================================================================================================
Kentucky--0.7%           A-      A3       3,000     Perry County, Kentucky, Solid Waste Disposal Revenue Bonds (TJ
                                                    International Project), AMT, 7% due 6/01/2024                              3,187
====================================================================================================================================
Louisiana--2.3%          AAA     Aaa      5,000     Jefferson Parish, Louisiana, Home Mortgage Authority, S/F Mortgage
                                                    Revenue Bonds, AMT, Series B-1, 5.25% due 12/01/2033 (e)(k)                5,532
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      3,900     Louisiana Local Government, Environmental Facilities, Community
                                                    Development Authority Revenue Bonds (Capital Projects and Equipment
                                                    Acquisition), Series A, 6.30% due 7/01/2030 (a)                            4,708
====================================================================================================================================

Portfolio Abbreviations

To simplify the listings of MuniYield Quality Fund II, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT      Alternative Minimum Tax (subject to)
COP      Certificates of Participation
DRIVERS  Derivative Inverse Tax-Exempt Receipts
GO       General Obligation Bonds
HDA      Housing Development Authority
IDB      Industrial Development Board
PCR      Pollution Control Revenue Bonds
RIB      Residual Interest Bonds
S/F      Single-Family
TRAN     Tax Revenue Anticipation Notes
VRDN     Variable Rate Demand Notes


                                      6 & 7

                               MuniYield Quality Fund II, Inc., October 31, 2001

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                           S&P   Moody's  Face
STATE                    Ratings Ratings Amount     Issue                                                                    Value
====================================================================================================================================
Massachusetts--3.6%      BBB+    Baa2   $ 2,000     Massachusetts Municipal Wholesale Electric Company, Power Supply
                                                    System Revenue Refunding Bonds, Series A, 6.75% due 7/01/2011           $  2,092
                         -----------------------------------------------------------------------------------------------------------
                         AAA     NR*      4,305     Massachusetts State, Consolidated Loan, GO, Series A, 6% due
                                                    2/01/2010 (c)(g)                                                           4,962
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      2,500     Massachusetts State Health and Educational Facilities Authority
                                                    Revenue Bonds (Daughters), Series D, 6.10% due 7/01/2006 (a)(g)            2,734
                         -----------------------------------------------------------------------------------------------------------
                                                    Massachusetts State Health and Educational Facilities Authority,
                                                    Revenue Refunding Bonds (New England Memorial Hospital), Series B (f):
                         NR*     Ca       2,242       6% due 7/01/2008                                                           314
                         NR*     Ca       3,898       6.125% due 7/01/2013                                                       546
                         -----------------------------------------------------------------------------------------------------------
                         NR*     Aa3      4,200     Massachusetts State Revenue Bonds, RIB, Series 420, 9.14% due
                                                    12/15/2014 (h)                                                             5,191
====================================================================================================================================
Michigan--1.1%           AAA     Aaa      1,800     Michigan Municipal Bond Authority Revenue Bonds (Pooled Project),
                                                    Series B, 5.625% due 10/01/2019 (e)                                        1,923
                         -----------------------------------------------------------------------------------------------------------
                         AAA     NR*      2,685     Michigan State, HDA, Revenue Refunding Bonds, Series C, 5.90% due
                                                    12/01/2015 (c)(j)                                                          2,853
====================================================================================================================================
Minnesota--1.5%          AAA     Aaa      2,500     Minneapolis and Saint Paul, Minnesota, Metropolitan Airports
                                                    Commission, Airport Revenue Bonds, AMT, Series B, 5.50% due
                                                    1/01/2008 (a)                                                              2,692
                         -----------------------------------------------------------------------------------------------------------
                         AAA     NR*      3,650     Minneapolis, Minnesota, Special School District Number 001, GO, 5.40%
                                                    due 2/01/2015 (e)                                                          3,864
====================================================================================================================================
Missouri--1.4%                                      Saint Louis County, Missouri, Pattonville R-3 School District, GO
                                                    (Missouri Direct Deposit Program) (b):
                         AAA     Aaa      2,000       5.75% due 3/01/2015                                                      2,221
                         AAA     Aaa      2,000       5.75% due 3/01/2016                                                      2,208
                         AAA     Aaa      1,500       6% due 3/01/2019                                                         1,667
====================================================================================================================================
Nevada--1.1%             AAA     Aaa      4,500     Las Vegas New Convention and Visitors Authority Revenue Bonds, 6% due
                                                    7/01/2013 (a)                                                              5,106
====================================================================================================================================
New Jersey--4.4%         AAA     Aaa      5,000     Cape May County, New Jersey, Industrial Pollution Control Financing
                                                    Authority, Revenue Refunding Bonds (Atlantic City Electric Company
                                                    Project), Series B, 7% due 11/01/2029 (e)                                  5,672
                         -----------------------------------------------------------------------------------------------------------
                         AAA     NR*      7,040     New Jersey State Transportation Trust Fund Authority, Transportation
                                                    System Revenue Bonds, Series A, 5.50% due 6/15/2012 (c)                    7,940
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      5,000     Salem County, New Jersey, Industrial Pollution Control Financing
                                                    Authority, Revenue Refunding Bonds (Public Service Electric & Gas),
                                                    RIB, Series 380, 10.24% due 6/01/2031 (e)(h)                               5,916
====================================================================================================================================
New Mexico--3.8%         AAA     NR*      2,345     New Mexico Mortgage Finance Authority, S/F Premium Revenue Bonds, AMT,
                                                    Series E-2, 6.25% due 7/01/2029 (e)(k)                                     2,582
                         -----------------------------------------------------------------------------------------------------------
                                                    New Mexico State Highway Commission, Tax Revenue Bonds, Senior
                                                    Sub-Lien, Series A (c):
                         AAA     NR*      7,295       6% due 6/15/2014                                                         8,333
                         AAA     NR*      5,495       6% due 6/15/2015                                                         6,225
====================================================================================================================================
New York--12.8%          AAA     Aaa      9,280     Nassau Health Care Corporation, New York, Health System Revenue Bonds,
                                                    5.75% due 8/01/2022 (c)                                                    9,967
                         -----------------------------------------------------------------------------------------------------------
                         AAA     NR*      2,000     New York City, New York, GO, Series I, 6.25% due 4/15/2017                 2,197
                         -----------------------------------------------------------------------------------------------------------
                                                    New York State Dormitory Authority Revenue Bonds, Series C (e):
                         AAA     Aaa      1,490       7.375% due 5/15/2009 (g)                                                 1,900
                         AAA     Aaa      5,510       7.375% due 5/15/2010                                                     6,642
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      9,000     New York State Dormitory Authority, Revenue Refunding Bonds (State
                                                    University Educational Facilities), 5.75% due 5/15/2024 (b)                9,716
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      9,825     New York State Mortgage Agency Revenue Bonds, AMT, 24th Series, 5.875%
                                                    due 10/01/2015 (e)                                                        10,548
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa     14,505     New York State Thruway Authority, Service Contract Revenue Bonds
                                                    (Local Highway and Bridge), 5.625% due 4/01/2013 (e)                      16,044
====================================================================================================================================
North Carolina--3.1%     A-      A3      12,000     Martin County, North Carolina, Industrial Facilities and Pollution
                                                    Control Financing Authority Revenue Bonds (Solid Waste Disposal--
                                                    Weyerhaeuser Company), AMT, 6.80% due 5/01/2024                           12,592
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      1,000     Randolph County, North Carolina, COP, 5.50% due 6/01/2014 (c)              1,085
====================================================================================================================================
Ohio--1.6%               NR*     Aaa      6,290     Plain, Ohio, Local School District, GO, Refunding, 6% due
                                                    12/01/2020 (b)                                                             6,987
====================================================================================================================================
Pennsylvania--1.1%       NR*     Aaa      3,335     Delaware River Port Authority of Pennsylvania and New Jersey Revenue
                                                    Bonds, RIB, Series 396, 9.72% due 1/01/2019 (c)(h)                         4,089
                         -----------------------------------------------------------------------------------------------------------
                         NR*     NR*      1,000     Pennsylvania Economic Development Financing Authority, Exempt
                                                    Facilities Revenue Bonds (National Gypsum Company), AMT, Series A,
                                                    6.25% due 11/01/2027                                                         734
====================================================================================================================================
Rhode Island--1.0%       AAA     Aaa      4,010     Rhode Island State Health and Educational Building Corporation, Higher
                                                    Education Facilities Revenue Bonds (University of Rhode Island),
                                                    Series A, 5.70% due 9/15/2024 (e)                                          4,255
====================================================================================================================================
South Carolina--2.7%     A-      A2       5,765     Berkeley County, South Carolina, Pollution Control Facilities Revenue
                                                    Refunding Bonds (South Carolina Electric and Gas Company), 6.50% due
                                                    10/01/2014                                                                 6,115
                         -----------------------------------------------------------------------------------------------------------
                         AAA     NR*      2,950     Fairfield County, South Carolina, PCR (South Carolina Electric and Gas
                                                    Company), 6.20% due 9/01/2014 (e)                                          3,126
                         -----------------------------------------------------------------------------------------------------------
                         NR*     A1       2,500     Spartanburg County, South Carolina, Solid Waste Disposal Facilities
                                                    Revenue Bonds (BMW Project), AMT, 7.55% due 11/01/2024                     2,720
====================================================================================================================================
Tennessee--1.8%          AAA     Aaa      7,365     Chattanooga, Tennessee, IDB, Lease Rent Revenue Bonds (Southside
                                                    Redevelopment Corporation), 5.875% due 10/01/2024 (a)                      7,995
====================================================================================================================================
Texas--6.2%              AA      Aa3      4,000     Austin, Texas, Convention Center Revenue Bonds (Convention Enterprises
                                                    Inc.), Trust Certificates, Second Tier, Series B, 5.75% due 1/01/2032      4,095
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      1,630     Brownsville, Texas, GO (Combined Tax and Revenue Certificates of
                                                    Obligation), Series A, 6.50% due 2/15/2017 (b)                             1,870
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      2,730     Corpus Christi, Texas, Utility System Revenue Refunding Bonds, Series
                                                    A, 6% due 7/15/2016 (c)                                                    3,047
                         -----------------------------------------------------------------------------------------------------------
                                                    Dickinson, Texas, Independent School District, GO, Refunding:
                         AAA     Aaa      1,180       6% due 2/15/2017                                                         1,300
                         AAA     Aaa      1,250       6% due 2/15/2018 (e)                                                     1,371
                         -----------------------------------------------------------------------------------------------------------
                         AA      NR*      4,000     Gregg County, Texas, Health Facilities Development Corporation,
                                                    Hospital Revenue Bonds (Good Shepherd Medical Center Project), 6.875%
                                                    due 10/01/2020                                                             4,529
                         -----------------------------------------------------------------------------------------------------------


                                      8 & 9

                               MuniYield Quality Fund II, Inc., October 31, 2001

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                           S&P   Moody's  Face
STATE                    Ratings Ratings Amount     Issue                                                                    Value
====================================================================================================================================
Texas                    AAA     Aaa    $ 3,675     Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds
(concluded)                                         (Convention and Entertainment), Series B, 5.75% due 9/01/2012 (a)       $  4,136
                         -----------------------------------------------------------------------------------------------------------
                         BBB     Baa2     3,500     Lower Colorado River Authority, Texas, PCR (Samsung Austin
                                                    Semiconductor), AMT, 6.375% due 4/01/2027                                  3,536
                         -----------------------------------------------------------------------------------------------------------
                         NR*     Aaa      3,000     Lower Colorado River Authority, Texas, Revenue Refunding Bonds,
                                                    DRIVERS, Series 166, 9.553% due 5/15/2009 (c)(h)                           3,838
====================================================================================================================================
Virginia--1.1%           BBB-    Baa3    26,500     Pocahontas Parkway Association, Virginia, Toll Road Revenue Bonds,
                                                    Senior-Series B, 5.875%** due 8/15/2024                                    5,059
====================================================================================================================================
Washington--6.0%                                    King County, Washington, Issaquah School District Number 411, GO (c):
                         AAA     Aa2      1,500       6.25% due 12/01/2014                                                     1,731
                         AAA     Aa2      1,900       6.25% due 12/01/2015                                                     2,180
                         AAA     Aa2      2,000       6.25% due 12/01/2016                                                     2,277
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      7,470     Port Seattle, Washington, Revenue Bonds, AMT, Series B, 6% due
                                                    2/01/2016 (e)                                                              8,120
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      6,150     Seattle, Washington, Municipal Light and Power Revenue Bonds, 6% due
                                                    10/01/2019 (e)                                                             6,754
                         -----------------------------------------------------------------------------------------------------------
                         NR*     Aaa      5,000     Snohomish County, Washington, Arlington School District Number 016,
                                                    GO, 6.50% due 12/01/2015 (b)                                               5,881
====================================================================================================================================
Wisconsin--1.2%          AAA     Aaa      5,000     Wisconsin State Transportation Revenue Bonds, Series A, 5.50% due
                                                    7/01/2015 (b)                                                              5,381
====================================================================================================================================
Puerto Rico--2.9%        AAA     Aaa      5,000     Puerto Rico Commonwealth Highway and Transportation Authority,
                                                    Transportation Revenue Bonds, Series B, 6% due 7/01/2026 (e)               5,363
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      1,000     Puerto Rico Electric Power Authority, Power Revenue Bonds, Series HH,
                                                    5.75% due 7/01/2014 (c)                                                    1,136
                         -----------------------------------------------------------------------------------------------------------
                         NR*     Aaa      3,250     Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds,
                                                    RIB, Series 449X, 8.92% due 7/01/2016 (a)(h)                               3,733
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      2,500     Puerto Rico Municipal Finance Agency, GO, Series A, 5.50% due
                                                    8/01/2023 (c)                                                              2,646
====================================================================================================================================
                         Total Investments (Cost--$421,737)--98.3%                                                           437,792
                         Other Assets Less Liabilities--1.7%                                                                   7,665
                                                                                                                            --------
                         Net Assets--100.0%                                                                                 $445,457
                                                                                                                            ========
====================================================================================================================================

(a)   AMBAC Insured.
(b)   FGIC Insured.
(c)   FSA Insured.
(d)   GNMA Collateralized.
(e)   MBIA Insured.
(f)   Non-income producing security.
(g)   Prerefunded.
(h) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2001.
(i) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2001.
(j)   FHA Insured.
(k)   FNMA/GNMA Collateralized.
  *   Not Rated.
 ** Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.

Ratings of issues shown have not been audited by Deloitte & Touche LLP.

      See Notes to Financial Statements.

Quality Profile (unaudited)

The quality ratings of securities in the Fund as of October 31, 2001 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                             Net Assets
--------------------------------------------------------------------------------
AAA/Aaa ..................................................               84.6%
AA/Aa ....................................................                4.8
A/A ......................................................                5.5
BBB/Baa ..................................................                2.4
CC/Ca ....................................................                0.2
NR (Not Rated) ...........................................                0.6
Other* ...................................................                0.2
--------------------------------------------------------------------------------

*     Temporary investments in short-term municipal securities.


                                     10 & 11

                               MuniYield Quality Fund II, Inc., October 31, 2001

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                      As of October 31, 2001
========================================================================================================================
Assets:               Investments, at value (identified cost--$421,736,797) ...............                 $437,791,952
                      Cash ................................................................                       30,122
                      Receivables:
                        Interest ..........................................................   $ 7,604,660
                        Securities sold ...................................................       460,481      8,065,141
                                                                                              -----------
                      Prepaid expenses and other assets ...................................                       51,473
                                                                                                            ------------
                      Total assets ........................................................                  445,938,688
                                                                                                            ------------
========================================================================================================================
Liabilities:          Payables:
                        Dividends to shareholders .........................................       225,370
                        Investment adviser ................................................       188,351        413,721
                                                                                              -----------
                      Accrued expenses ....................................................                       67,882
                                                                                                            ------------
                      Total liabilities ...................................................                      481,603
                                                                                                            ------------
========================================================================================================================
Net Assets:           Net assets ..........................................................                 $445,457,085
                                                                                                            ============
========================================================================================================================
Capital:              Capital Stock (200,000,000 shares authorized):
                        Preferred Stock, par value $.05 per share (6,000 shares of AMPS*
                        issued and outstanding at $25,000 per share liquidation preference)                 $150,000,000
                        Common Stock, par value $.10 per share (22,366,930 shares issued
                        and outstanding) ..................................................   $ 2,236,693
                      Paid-in capital in excess of par ....................................   311,763,422
                      Undistributed investment income-- net ...............................     2,000,367
                      Accumulated realized capital losses on investments-- net ............   (30,183,530)
                      Accumulated distributions in excess of realized capital gains on
                      investments--net ....................................................    (6,415,022)
                      Unrealized appreciation on investments--net .........................    16,055,155
                                                                                              -----------
                      Total--Equivalent to $13.21 net asset value per share of Common
                      Stock (market price--$12.07) ........................................                  295,457,085
                                                                                                            ------------
                      Total capital .......................................................                 $445,457,085
                                                                                                            ============
========================================================================================================================

*     Auction Market Preferred Stock.

      See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                      For the Year Ended October 31, 2001
========================================================================================================================
Investment            Interest and amortization of premium and discount earned ............                 $ 24,104,115
Income:
========================================================================================================================
Expenses:             Investment advisory fees ............................................   $ 2,180,317
                      Commission fees .....................................................       379,480
                      Accounting services .................................................       134,680
                      Professional fees ...................................................       103,649
                      Transfer agent fees .................................................        78,536
                      Printing and shareholder reports ....................................        38,706
                      Listing fees ........................................................        31,500
                      Directors' fees and expenses ........................................        28,666
                      Custodian fees ......................................................        26,523
                      Pricing fees ........................................................        17,149
                      Other ...............................................................        32,996
                                                                                              -----------
                      Total expenses ......................................................                    3,052,202
                                                                                                            ------------
                      Investment income--net ..............................................                   21,051,913
                                                                                                            ------------
========================================================================================================================
Realized &            Realized gain on investments--net ...................................                    5,664,177
Unrealized Gain on    Change in unrealized appreciation on investments--net ...............                   13,042,044
Investments--Net:                                                                                           ------------
                      Net Increase in Net Assets Resulting from Operations ................                 $ 39,758,134
                                                                                                            ============
========================================================================================================================

      See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                 For the Year Ended
                                                                                                     October 31,
                                                                                             --------------------------
                      Increase (Decrease) in Net Assets:                                          2001          2000
========================================================================================================================
Operations:           Investment income--net ..............................................  $ 21,051,913   $ 22,029,545
                      Realized gain (loss) on investments--net ............................     5,664,177    (25,891,907)
                      Change in unrealized appreciation/depreciation on
                      investments--net ....................................................    13,042,044     29,880,898
                                                                                             ------------   ------------
                      Net increase in net assets resulting from operations ................    39,758,134     26,018,536
                                                                                             ------------   ------------
========================================================================================================================
Dividends to          Investment income--net:
Shareholders:           Common Stock ......................................................   (16,558,730)   (18,016,562)
                        Preferred Stock ...................................................    (4,971,540)    (6,054,040)
                                                                                             ------------   ------------
                      Net decrease in net assets resulting from dividends to
                      shareholders ........................................................   (21,530,270)   (24,070,602)
                                                                                             ------------   ------------
========================================================================================================================
Net Assets:           Total increase in net assets ........................................    18,227,864      1,947,934
                      Beginning of year ...................................................   427,229,221    425,281,287
                                                                                             ------------   ------------
                      End of year* ........................................................  $445,457,085   $427,229,221
                                                                                             ============   ============
========================================================================================================================
                      *Undistributed investment income--net ...............................   $ 2,000,367   $  2,478,854
                                                                                             ============   ============
========================================================================================================================

      See Notes to Financial Statements.


                                     12 & 13

                               MuniYield Quality Fund II, Inc., October 31, 2001

FINANCIAL HIGHLIGHTS

                     The following per share data and ratios have
                     been derived from information provided in the
                     financial statements.                                          For the Year Ended October 31,
                                                                     ------------------------------------------------------------
                     Increase (Decrease) in Net Asset Value:           2001         2000         1999         1998         1997
=================================================================================================================================
Per Share            Net asset value, beginning of year ........     $  12.39     $  12.31     $  15.52     $  15.46     $  14.86
Operating                                                            --------     --------     --------     --------     --------
Performance:         Investment income--net ....................          .94          .99         1.04         1.10         1.15
                     Realized and unrealized gain (loss) on
                      investments--net .........................          .84          .17        (2.65)         .46          .64
                                                                     --------     --------     --------     --------     --------
                     Total from investment operations ..........         1.78         1.16        (1.61)        1.56         1.79
                                                                     --------     --------     --------     --------     --------
                     Less dividends and distributions to Common
                      Stock shareholders:
                       Investment income--net ..................         (.74)        (.81)        (.86)        (.87)        (.91)
                       Realized gain on investments--net .......           --           --           --         (.34)        (.03)
                       In excess of realized gain on
                        investments--net .......................           --           --         (.49)          --           --
                                                                     --------     --------     --------     --------     --------
                     Total dividends and distributions to Common
                      Stock shareholders .......................         (.74)        (.81)       (1.35)       (1.21)        (.94)
                                                                     --------     --------     --------     --------     --------
                     Effect of Preferred Stock:
                       Dividends and distributions to Preferred
                        Stock shareholders:
                         Investment income--net ................         (.22)        (.27)        (.19)        (.17)        (.24)
                         Realized gain on investments--net .....           --           --           --         (.12)        (.01)
                         In excess of realized gain on
                          investments--net .....................           --           --         (.06)          --           --
                                                                     --------     --------     --------     --------     --------
                     Total effect of Preferred Stock ...........         (.22)        (.27)        (.25)        (.29)        (.25)
                                                                     --------     --------     --------     --------     --------
                     Net asset value, end of year ..............     $  13.21     $  12.39     $  12.31     $  15.52     $  15.46
                                                                     ========     ========     ========     ========     ========
                     Market price per share, end of year .......     $  12.07     $  11.50     $  11.50     $15.1875     $ 14.375
                                                                     ========     ========     ========     ========     ========
=================================================================================================================================
Total Investment     Based on market price per share ...........       11.70%        7.35%      (16.70%)      14.51%       13.86%
Return:*                                                             ========     ========     ========     ========     ========
                     Based on net asset value per share ........       13.47%        8.04%      (12.74%)       8.80%       11.24%
                                                                     ========     ========     ========     ========     ========
=================================================================================================================================
Ratios Based on      Total expenses** ..........................        1.07%        1.08%         .99%         .95%         .95%
Average Net Assets                                                   ========     ========     ========     ========     ========
Of Common Stock:     Total investment income--net** ............        7.36%        8.04%        7.31%        7.21%        7.50%
                                                                     ========     ========     ========     ========     ========
                     Amount of dividends to Preferred Stock
                     shareholders ..............................        1.74%        2.21%        1.30%        1.12%        1.55%
                                                                     ========     ========     ========     ========     ========
                     Investment income--net, to Common Stock
                     shareholders ..............................        5.62%        5.83%        6.01%        6.09%        5.95%
                                                                     ========     ========     ========     ========     ========
=================================================================================================================================
Ratios Based on      Total expenses ............................         .70%         .70%         .67%         .66%         .66%
Total Average Net                                                    ========     ========     ========     ========     ========
Assets:**+           Total investment income--net ..............        4.83%        5.19%        4.97%        4.98%        5.22%
                                                                     ========     ========     ========     ========     ========
=================================================================================================================================
Ratios Based on      Dividends to Preferred Stock shareholders .        3.31%        4.02%        2.75%        2.53%        3.48%
Average Net Assets                                                   ========     ========     ========     ========     ========
Of Preferred Stock:
=================================================================================================================================
Supplemental         Net assets, net of Preferred Stock, end of
Data:                year (in thousands) .......................     $295,457     $277,229     $275,281     $342,496     $341,230
                                                                     ========     ========     ========     ========     ========
                     Preferred Stock outstanding, end of year
                     (in thousands) ............................     $150,000     $150,000     $150,000     $150,000     $150,000
                                                                     ========     ========     ========     ========     ========
                     Portfolio turnover ........................       98.99%      142.46%      164.45%      154.08%      201.87%
                                                                     ========     ========     ========     ========     ========
=================================================================================================================================
Leverage:            Asset coverage per $1,000 .................     $  2,970     $  2,848     $  2,835     $  3,283     $  3,275
                                                                     ========     ========     ========     ========     ========
=================================================================================================================================
Dividends Per Share  Series A--Investment income--net ..........     $    855     $  1,017     $    706     $    629     $    869
On Preferred Stock                                                   ========     ========     ========     ========     ========
Outstanding:         Series B--Investment income--net ..........     $    853     $  1,024     $    702     $    634     $    868
                                                                     ========     ========     ========     ========     ========
                     Series C--Investment income--net ..........     $    777     $    986     $    650     $    634     $    872
                                                                     ========     ========     ========     ========     ========
=================================================================================================================================

 * Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
**    Do not reflect the effect of dividends to Preferred Stock shareholders.
 +    Includes Common and Preferred Stock average net assets.

      See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniYield Quality Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MQT. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract,


                                     14 & 15

                               MuniYield Quality Fund II, Inc., October 31, 2001

NOTES TO FINANCIAL STATEMENTS (concluded)

the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund will adopt the provisions to amortize all premiums and discounts on debt securities effective November 1, 2001, as now required under the new AICPA Audit and Accounting Guide for Investment Companies. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund, but will result in a $2,317 increase to the cost of securities and a corresponding $2,317 decrease to net unrealized appreciation, based on debt securities held as of October 31, 2001.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions.

(f) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $130 have been reclassified between undistributed net investment income and paid-in capital in excess of par. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Prior to January 1, 2001, FAM provided accounting services to the Fund at its cost and the Fund reimbursed FAM for these services. FAM continues to provide certain accounting services to the Fund. The Fund reimburses FAM for such services. For the year ended October 31, 2001, the Fund reimbursed FAM an aggregate of $17,503 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2001 were $420,122,943 and $422,110,943, respectively.

Net realized gains (losses) for the year ended October 31, 2001 and net unrealized gains as of October 31, 2001 were as follows:

--------------------------------------------------------------------------------
                                                   Realized           Unrealized
                                                Gains (Losses)          Gains
--------------------------------------------------------------------------------
Long-term investments ...................        $ 6,153,822         $16,055,155
Financial futures contracts .............           (489,645)                 --
                                                 -----------         -----------
Total ...................................        $ 5,664,177         $16,055,155
                                                 ===========         ===========
--------------------------------------------------------------------------------

As of October 31, 2001, net unrealized appreciation for Federal income tax purposes aggregated $16,054,617, of which $23,537,490 related to appreciated securities and $7,482,873 related to depreciated securities. The aggregate cost of investments at October 31, 2001 for Federal income tax purposes was $421,737,335.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Common Stock

Shares issued and outstanding during the years ended October 31, 2001 and October 31, 2000 remained constant.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 2001 were as follows: Series A, 1.95%; Series B, 1.94%; and Series C, 1.85%.

Shares issued and outstanding during the years ended October 31, 2001 and October 31, 2000 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended October 31, 2001, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $168,778 as commissions.

5. Capital Loss Carryforward:

At October 31, 2001, the Fund had a net capital loss carryforward of approximately $34,769,000, of which $8,689,000 expires in 2007 and $26,080,000 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

On November 8, 2001, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.063284 per share, payable on November 29, 2001 to shareholders of record as of November 20, 2001.


                                     16 & 17

                               MuniYield Quality Fund II, Inc., October 31, 2001

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
MuniYield Quality Fund II, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniYield Quality Fund II, Inc. as of October 31, 2001, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniYield Quality Fund II, Inc. as of October 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
December 5, 2001

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by MuniYield Quality Fund II, Inc. during its taxable year ended October 31, 2001 qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Joseph L. May, Director
Andre F. Perold, Director
Roberta Cooper Ramo, Director
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Michael A. Kalinoski, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

Custodian

The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Stock:

The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:

The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol

MQT


                                     18 & 19

[LOGO] Merrill Lynch  Investment Managers

                                                              [GRAPHICS OMITTED]

MuniYield Quality Fund II, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, high-grade municipal obligations, the interest on which is exempt from Federal income taxes in the opinion of bond counsel to the issuer.

This report, including the financial information herein, is transmitted to shareholders of MuniYield Quality Fund II, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniYield Quality Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011

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